UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 12, 2015

Platform Specialty Products Corporation
(Exact name of registrant as specified in its charter)

Delaware	001-36272	37-1744899
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1450 Centrepark Blvd Suite 210 West Palm Beach, FL	33401
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:   561-207-9600

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

On May 12, 2015, Platform Specialty Products Corporation ("Platform") issued a press release announcing Platform's financial results for the first quarter ended March 31, 2015. A copy of this press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

The press release furnished herewith contains financial measures that are not in accordance with generally accepted accounting principles in the United States of America ("GAAP"). For purposes of Regulation G, a non-GAAP financial measure is a numerical measure of a company's historical or future financial performance, financial position or cash flows that excludes amounts, or is subject to adjustments that have the effect of excluding amounts, that are included in the most directly comparable measure calculated and presented in accordance with GAAP in the statements of income, balance sheets or statements of cash flows (or equivalent statements) of the company, or includes amounts, or is subject to adjustments that have the effect of including amounts, that are excluded from the most directly comparable measure so calculated and presented. Pursuant to the requirements of Regulation G, Platform has provided reconciliations within the press release of non-GAAP financial measures to the most directly comparable GAAP financial measures.

To supplement its consolidated financial statements presented in accordance with GAAP, Platform uses non-GAAP measures, including pro forma as adjusted sales, adjusted EBITDA, free cash flow, and adjusted diluted earnings per share. These non-GAAP financial measures are provided because management of Platform uses such measures in monitoring and evaluating Platform's ongoing financial results, as well as to reflect Platform's acquisitions. Management believes these measures provide a more complete understanding of Platform's operational results and a meaningful comparison of Platform's performance between periods. These non-GAAP measures, however, may not reflect the actual financial results Platform would have achieved absent such acquisitions, and may not be indicative of the results that Platform would expect to recognize for future periods. These non-GAAP measures should be considered in addition to, not a substitute for, measures of financial performance prepared in accordance with GAAP.

The information in this Item 2.02 of this Current Report on Form 8-K and Exhibit 99.1 attached hereto shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. The information contained in this Item 2.02 and Exhibit 99.1 attached hereto shall not be incorporated by reference into any filing of Platform, whether made before or after the date hereof, regardless of any general incorporation language in such filing, unless expressly incorporated by specific reference to such filing.

Item 8.01. Other Events.

During the first quarter of 2015, Platform completed certain changes to its organizational structure that resulted in a change to Platform's reportable business segments. As a result of this reorganization, the Performance Materials and Graphic Solutions reportable segments were combined into the Performance Applications reportable segment, and the AgroSolutions reportable segment, which aggregates Platform's acquisitions in the agrochemical space, was re-branded into Agricultural Solutions. Platform's new segment reporting structure represents businesses for which separate financial information is utilized by the chief operating decision maker (the "CODM"), for purpose of allocating resources and evaluating performance. Each reportable segment has its own president, who reports to the CODM.

The two reportable business segments, Performance Applications and Agricultural Solutions, are described below:

Performance Applications

The Performance Applications segment formulates and markets dynamic chemistry solutions that are used in the electronics, automotive production, oil and gas production, drilling, commercial packaging and printing. Platform's products include surface and coating materials, water-based hydraulic control fluids and photopolymers. Platform operates in the Americas, Asia and Europe. In conjunction with the sale of its products, Platform provides extensive technical service and support to ensure superior performance of their application. Within this segment, Platform provides specialty chemicals to the following industries: Electronics, Industrial, Offshore and Commercial Packing and Printing. For the electronics industry, Platform designs and formulates a complete line of proprietary "wet" dynamic chemistries that its customers use to process the surface of the printed circuit boards and other electronic components they manufacture. For the industrials, Platform's dynamic chemistries are used for finishing, cleaning and providing surface coatings for a broad range of metal and non-metal surfaces, which improve the performance or look of a component of an industrial part or process. For the offshore industry, Platform produces water-based hydraulic control fluids for major oil companies and drilling contractors for offshore deep water production and drilling applications. For the commercial packaging and printing industries, Platform produces photopolymers through an extensive line of flexographic plates, used to produce printing plates for transferring images onto commercial packaging, including packaging for consumer food products, pet food bags, corrugated boxes, labels and beverage containers. In addition, Platform also produces photopolymer printing plates for the flexographic and letterpress newspaper and publications markets.

Agricultural Solutions

The Agricultural Solutions segment is based on a solutions-oriented business model that focuses on product innovation to address an ever-increasing need for higher crop yield and quality. Platform offers a wide variety of proven plant health and pest control products to growers, which are comprised of specific target applications in the following major product lines: adjuvants, fungicides, herbicides, home applications (home and garden and ectoparasiticides), insecticides, miticides, plant growth regulators, and seed treatments. Platform refers to herbicides, insecticides, fungicides and seed treatment categories, based on patented or proprietary off-patent Active ingredients ("AIs"), as its Global Value Added Portfolio (GVAP). Platform's product portfolio also includes biosolutions (biostimulants, innovative nutrition and biocontrol), and regional off-patent AIs that complement its principal product lines. In addition, Platform offers certain non-crop products, including animal health products, such as honey bee protective miticides and certain veterinary vaccines.

Beginning with the filing of its quarterly report on Form 10-Q for the fiscal quarter ended March 31, 2015, Platform will report its results in the above two business segments. For comparability purposes, Platform intends to also reclassify previously reported segment data in subsequent filings in order to reflect this reportable segment structure.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Exhibit Title
99.1	Press Release dated May 12, 2015 relating to Platform Specialty Products Corporation's financial results for the first quarter ended March 31, 2015 (furnished only).

SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PLATFORM SPECIALTY PRODUCTS CORPORATION (Registrant)
May 12, 2015 (Date)	/s/ Frank J. Monteiro Frank J. Monteiro Senior Vice President and Chief Financial Officer

Exhibit Index

Exhibit Number	Exhibit Title
99.1	Press Release dated May 12, 2015 relating to Platform Specialty Products Corporation's financial results for the first quarter ended March 31, 2015 (furnished only).